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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2004


                         Preformed Line Products Company
             (Exact name of registrant as specified in its charter)


             Ohio                        0-31164                  34-0676895
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


                      660 Beta Drive
                  Mayfield Village, Ohio                          44143
         (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (440) 461-5200


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On February 25, 2004, Preformed Line Products Company issued a press release announcing earnings for the three months and year ended December 31, 2003 and a regular quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except, as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               PREFORMED LINE PRODUCTS COMPANY


                                               /s/ Eric R. Graef
                                               --------------------------------
                                               Eric R. Graef, Vice President -
                                               Finance and Treasurer


DATED:  February 25, 2004



                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------
   99.1              Press release dated February 25, 2004, announcing earnings for the three months and year ended December 31, 2003 and a regular quarterly dividend.